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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 4, 2002


                           PEABODY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                       1-16463                 13-4004153
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                 701 Market Street
                St. Louis, Missouri                              63101-1826
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (314) 342-3400
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ITEM 5. OTHER EVENTS

      On April 4, 2002, Peabody Energy Corporation (the "Company") entered into an Underwriting Agreement between the Company, certain stockholders named therein (the "Selling Stockholders") and Lehman Brothers Inc., Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Warburg LLC and A.G. Edwards & Sons, Inc., as the underwriters (the "Underwriters"), pursuant to which the Selling Stockholders will sell 9,000,000 shares of the Company's common stock pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-84174), as amended and supplemented by the prospectus supplement dated April 4, 2002. Certain of the Selling Stockholders also granted the Underwriters a 30-day option to purchase up to an additional 1,100,000 shares of its common stock. The Underwriting Agreement and the opinion of Simpson Thacher & Bartlett relating to the sale of the 10,100,000 shares of common stock are filed as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K.

      Some of the information included or incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These statements relate to future events or our future financial performance. These forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks and actual results may differ materially from those discussed in these statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            1.1 Underwriting Agreement dated April 4, 2002 by and among Peabody Energy Corporation, the Selling Stockholders and the Underwriters.

            5.1 Opinion of Simpson Thacher & Bartlett (Incorporated by reference to Exhibit 5.1 of the Company's Form S-3 Registration No. 333-84174).

            23.1  Consent of Simpson Thacher & Bartlett (included in Exhibit
                  5.1).
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2002

                                        PEABODY ENERGY CORPORATION


                                        By:/s/ Jeffery L. Klinger
                                           ---------------------------------
                                          Name:  Jeffery L. Klinger
                                          Title: Vice President - Legal Services
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                                INDEX TO EXHIBITS

         EXHIBIT
          NUMBER                             DESCRIPTION
          ------                             -----------
            1.1         Underwriting Agreement dated April 4, 2002 by and among
                        Peabody Energy Corporation, the Selling Stockholders and
                        the Underwriters.

            5.1 Opinion of Simpson Thacher & Bartlett (Incorporated by reference to Exhibit 5.1 of the Company's Form S-3
                        Registration No. 333-84174).

           23.1         Consent of Simpson Thacher & Bartlett (included in
                        Exhibit 5.1).
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